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                                                            EXHIBIT 10.5 (a)(3)
                                                            -------------------


                                AMENDMENT TO THE

               EKCO GROUP, INC. EMPLOYEES' STOCK OWNERSHIP PLAN


WHEREAS, Ekco Group, Inc. (the "Employer") heretofore adopted the Ekco Group, Inc. Employees' Stock Ownership Plan (the "Plan"); and

WHEREAS, the Employer reserved the right to amend the Plan; and

WHEREAS, the Employer desires to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1996, as follows:


1. Subsection 2(b) of Article 4 and Subsection 1(a) of Article 7 shall be amended by adding the following paragraph to the conclusion of said
     Sections:

          For purposes hereof, "permanent and total disability" means a physical or mental condition for which the Participant is receiving a Social Security disability award.

2. Except as hereinabove amended, the provisions of the Plan shall continue in full force and effect.


IN WITNESS WHEREOF, the Employer, by its duly authorized officer has caused this Amendment to be executed on the 6th day of November, 1996.



                                              EKCO GROUP, INC.

                                              By: /s/ DONATO A. DENOVELLIS
                                                  ---------------------------
                                                  DONATO A. DENOVELLIS